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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 2003

                     THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)

       DELAWARE                1-10434               13-1726769
    (State or other        (Commission File       (I.R.S. Employer
    jurisdiction of            Number)         Identification Number)
   incorporation or
     organization)

      PLEASANTVILLE, NEW YORK                  10570-7000
  (Address of principal executive              (Zip Code)
             offices)

              Registrant's telephone number, including area code:
                                (914) 238-1000


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ITEM 5. OTHER EVENTS.

      In connection with the requirements of Regulation G and the amendments to
Item 10 of Regulation S-K, which took effect on March 28, 2003, The Reader's Digest Association, Inc. (the "Company") is providing a reconciliation of certain non-GAAP financial measures included in certain of the Company's previous filings with the Securities and Exchange Commission to the most directly comparable GAAP financial measures.

      Filed herewith is the following Exhibit:

      99.1 Reconciliation of Certain Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measures

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
           Not applicable

      (b)  PRO FORMA FINANCIAL INFORMATION
           Not applicable

      (c)  EXHIBITS

     NUMBER                         DESCRIPTION
     99.1       Reconciliation of Certain Non-GAAP Financial
                Measures to the Most Directly Comparable GAAP
                Financial Measures




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               The Reader's Digest Association, Inc.

Date:  July 23, 2003
                               /s/ Thomas D. Barry
                               ----------------------------------
                               Name:  Thomas D. Barry
                               Title: Vice President and
                                      Corporate Controller


                                      -2-

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                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION

99.1 Reconciliation of Certain Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measures

                                      -3-

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